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Exhibit 10.7

SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT

        This Second Amended and Restated Investor Rights Agreement (this "Agreement"), dated as of December 13, 2001, is entered into by and among Immunicon Corporation, a Delaware corporation (the "Company"), and the entities and persons listed on Schedule A to this Agreement (the "Investors").

BACKGROUND

        WHEREAS, the Company and certain other parties hereto have entered into a certain Investor Rights Agreement, dated as of March 15, 1999 (the "Original Agreement"), in connection with the purchase and sale of the Company's Series D Convertible Preferred Stock ("Series D Preferred Stock");

        WHEREAS, pursuant to Section 6.4 of the Original Agreement, the Company and certain other parties hereto, intending to amend and restate the provisions of the Original Agreement, entered into a certain Amended and Restated Investor Rights Agreement, dated as of June 15, 2000 (the "2000 Agreement"), in connection with the first closing of the purchase and sale of shares of the Company's Series E Convertible Preferred Stock ("Series E Preferred Stock");

        WHEREAS, pursuant to Section 6.4 of the 2000 Agreement, the Company and certain of the other parties hereto entered into an Amendment to the 2000 Agreement, dated August 1, 2000 (the "Amendment"), in connection with the second closing of the purchase and sale of shares of the Company's Series E Preferred Stock;

        WHEREAS, the Company and certain of the Investors have entered into a Series F Preferred Stock Purchase Agreement, of even date herewith (the "Series F Purchase Agreement"), relating to the purchase and sale of shares of the Company's Series F Convertible Preferred Stock ("Series F Preferred Stock"); and

        WHEREAS, in connection with the transactions contemplated by the Series F Purchase Agreement, the parties hereto desire to restate and integrate the provisions of each of the 2000 Agreement and the Amendment and further amend the provisions of the 2000 Agreement pursuant to Section 6.4 thereof.

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.
CERTAIN DEFINITIONS

        As used in this Agreement, the following terms shall have the following respective meanings:

        "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

        "Common Stock" means the common stock, $0.001 par value per share, of the Company.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

        "Initial Public Offering" means the initial underwritten public offering of shares of Common Stock pursuant to a Registration Statement.

        "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock by the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

        "Registration Expenses" means the expenses described in Section 2.4.

        "Registrable Stock" means (i) Common Stock issued or issuable upon conversion of the Stock, (ii) Common Stock, and any Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Investors, and (iii) any other Common Stock issued in respect of the foregoing (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that any Common Stock which is Registrable Stock shall cease to be Registrable Stock (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 6.1 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Stock, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Stock even if such conversion has not yet been effected.

        "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

        "Stock" shall mean the Company's Series D Convertible Preferred Stock ("Series D Preferred Stock"), Series E Preferred Stock and Series F Preferred Stock owned by the Investors.

        "Stockholders" means the Investors and any persons or entities to whom the rights granted under this Agreement are transferred by any Investors, their successors or assigns pursuant to Section 6.1 hereof.

2.
REGISTRATION RIGHTS

2.1
Required Registrations.

        (a)   At any time after the earlier of (i) December 13, 2003 or (ii) six months following the closing of the Company's Initial Public Offering, a Stockholder or Stockholders holding in the aggregate at least twenty-five percent (25%) of the Registrable Stock may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of shares of Registrable Stock representing all or a portion of such Registrable Stock owned by such Stockholder or Stockholders having an aggregate offering price of at least $5,000,000 (based on the then current market price or fair value at the time of such request). If the holders initiating the registration intend to distribute the Registrable Stock by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate in such registration shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their shares of Registrable Stock as such Stockholders may request in such notice of election. Notwithstanding the foregoing sentence, if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the shares of Registrable Stock requested to be registered by all Stockholders may not be included in the offering, then, the Registrable Stock first excluded from such registration shall be Common Stock owned in the name of any officers or directors of the Company or any transferees thereof which has not been converted from the Stock, and, second, any capital stock requested to be registered by the Company then shall be excluded from such offering. Thereafter, to the extent such underwriter determines that further shares of Registrable Stock should be excluded from the offering, then all Stockholders who have requested registration and other Stockholders entitled to include shares of stock therein shall participate in the registration pro rata based upon the number of shares of stock which they have requested to be so registered, provided, however, that the Registrable Stock of Stockholders included in the offering shall in no event be reduced to less than 30% (in the aggregate) of all shares of stock being registered, except upon the occurrence of a Qualified IPO (as defined in Section 3.2(b)) herein. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Stock which the Company has been requested to so register.

        (b)   At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of shares of Registrable Stock having an aggregate offering price of at least $750,000 (based on the then market price at the time of such request). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within (thirty) 30 days after the Company provides its notice, to elect to have included in such registration such shares of their Registrable Stock as such Stockholders may request in such notice of election. Notwithstanding the foregoing sentence, if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the shares of Registrable Stock requested to be registered by all Stockholders may not be included in the offering, then, the Registrable Stock first excluded from such registration shall be Common Stock owned in the name of any officers or directors of the Company or any transferees thereof which has not been converted from the Stock, and second, any securities other than Registrable Stock then shall be excluded from such offering, and third, any capital stock requested to be registered by the Company then shall be excluded from such offering. Thereafter, to the extent such underwriter determines that further shares of Registrable Stock should be excluded from the offering, then all Stockholders who have requested registration and other Stockholders entitled to include shares of stock therein shall participate in the registration pro rata based upon the number of shares of stock which they have requested to be so registered, provided, however, that the Registrable Stock of Stockholders included in the offering shall in no event be reduced to less than 30% (in the aggregate) of all shares of stock being registered, except upon the occurrence of a Qualified IPO (as defined in Section 3.2(b)) herein. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Stock which the Company has been requested to so register.

        (c)   The Company shall not be required to effect more than two registrations in total pursuant to paragraph (a) above nor to effect more than two registrations in any 12-month period pursuant to paragraph (b) above. In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six (6) months after the effective date of any other Registration Statement of the Company.

        (d)   If at the time of any request to register Registrable Stock pursuant to this Section 2, the Company, in the good faith determination of the Company's Board of Directors, believes it would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of three (3) months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 12-month period; provided, however, that the aggregate number of such delays shall not exceed two.

        2.2    Incidental Registration.

        (a)   Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within thirty (30) days after the

Company provides such notice (which request shall state the intended method of disposition of such Registrable Stock), the Company shall use its best efforts to cause all shares of Registrable Stock which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.

        (b)   In connection with any registration under this Section 2.2 involving an underwriting, the Company shall not be required to include any shares of Registrable Stock in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors to limit the number of shares of Registrable Stock to be included in the offering, then the Company shall be required to include in the registration only that number of shares of Registrable Stock, if any, which the managing underwriter believes should be included therein after including all shares of stock to be sold by the Company; provided, however, that no persons or entities other than (i) the Company (for sale on its own behalf), (ii) the Stockholders and (iii) other persons or entities holding shares of Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock and holding registration rights (the "Additional Rights Holders") shall be permitted to include securities in the offering. If the number of shares of Registrable Stock to be included in the offering in accordance with the foregoing is less than the total number of shares of stock which the holders of Registrable Stock have requested to be included, then the shares of Registrable Stock first included in the offering shall consist of all Registrable Stock issued or issuable upon conversion of the Series F Preferred Stock (the "Series F Registrable Stock"); provided, however, that if the number of shares of Series F Registrable Stock shall still exceed the number of shares of Registrable Stock to be included in the offering, then the holders of Series F Registrable Stock shall participate in the registration pro-rata based on the number of shares of Series F Registrable Stock owned by them; provided further, that the holders of Series F Registrable Stock entitled to include shares of stock therein shall not be reduced to less than 30% (in the aggregate) of all shares of stock being registered, except upon the occurrence of a Qualified IPO. To the extent any remaining shares of Registrable Stock are able to be included in the offering after providing for the inclusion of the Series F Registrable Stock in accordance with the foregoing sentence, the holders of the remaining Registrable Stock who have requested registration and the Additional Rights Holders who have requested registration shall participate in the registration pro-rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto).

        2.3    Registration Procedures.    If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Stock under the Securities Act, the Company shall:

        (a)   file with the Commission a Registration Statement with respect to such Registrable Stock within 90 days after the request and use its best efforts to cause that Registration Statement to become and remain effective;

        (b)   as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all shares of Registrable Stock covered thereby or one hundred fifty (150) days after the effective date thereof;

        (c)   as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the

Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the shares of Registrable Stock owned by the selling Stockholder;

        (d)   as expeditiously as possible use its best efforts to register or qualify the shares of Registrable Stock covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Stock owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

        (e)   make available for inspection by any holder of Registrable Stock covered by such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such holder or underwriter (the "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company, if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its affiliates' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such Registration Statement;

        (f)    obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority in interest of the shares of Registrable Stock being sold reasonably request;

        (g)   obtain an opinion of the Company's legal counsel representing the Company in connection with such registration in customary form and covering such matters of the type customarily covered by opinions of legal counsel in connection with underwritten public offerings of securities as the holders of a majority in interest of the shares of Registrable Stock being sold reasonably request;

        (h)   otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the holders of Registrable Stock, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

        (i)    use its best efforts to cause all such Registrable Stock to be listed on a national securities exchange (including NASDAQ) and on each securities exchange on which similar securities issued by the Company may then be listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, and to provide a transfer agent and registrar for such Registrable Stock covered by such Registration Statement no later than the effective date of such Registration Statement;

        (j)    Notify each holder of Registrable Stock covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

        (k)   Provide a transfer agent and registrar for all Registrable Stock registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Stock, in each case not later than the effective date of such registration; and

        (l)    Notify each seller of Registrable Stock under such Registration Statement of (i) the effectiveness of such Registration Statement, (ii) the filing of any post-effective amendments to such Registration Statement, or (iii) the filing of a supplement to such Registration Statement.

If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of shares of Registrable Stock and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of shares of the Registrable Stock.

        2.4    Allocation of Expenses.    The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of a majority of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 2.1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Stock included in such registration. For purposes of this Section 2.4, the term "Registration Expenses" shall mean all expenses incurred in connection with a registration under this Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

        2.5    Indemnification and Contribution.

        (a)   In the event of any registration of any of the shares of Registrable Stock under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such shares of Registrable Stock, each underwriter of such shares of Registrable Stock, and their respective directors, officers, partners, members, stockholders and managers and each other person, if any, who controls, is controlled by or under common control with such seller or underwriter, or their respective directors, officers, partners, members, stockholders and managers within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person, and their respective directors, officers, partners, members, stockholders and managers may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Stock were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or in violation or alleged violation by the Company of any federal, state or common law, rule or regulation applicable to action required of or inaction in connection with such registration; and the Company will reimburse such seller, underwriter and each such controlling person, and their respective directors, officers, partners, members, stockholders and managers for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically stating that it is for use in the preparation thereof.

        (b)   In the event of any registration of any shares of the Registrable Stock under the Securities Act pursuant to this Agreement, each seller of Registrable Stock, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such shares of Registrable Stock were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller stating that it is specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the net proceeds to each Stockholder of shares of Registrable Stock sold in connection with such registration.

        (c)   Each party entitled to indemnification under this Section 2.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

        (d)   In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Stock exercising rights under this Agreement, or any controlling person of any such holder, or any of their respective directors, officers, partners, members, stockholders or managers, makes a claim for indemnification pursuant to this Section 2.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this

Section 2.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person, or any of their respective directors, officers, partners, members, stockholders or managers in circumstances for which indemnification is provided under this Section 2.5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds to it of all Registrable Stock sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

        2.6    Indemnification with Respect to Underwritten Offering.    In the event that shares of Registrable Stock are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

        2.7    Information by Holder.    Each Stockholder including shares of Registrable Stock in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

        2.8    "Stand-Off" Agreement.    Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Stock or other securities of the Company held by such Stockholder for a specified period of time (not to exceed one hundred eighty (180) days) following the effective date of such Registration Statement; provided, that:

        (a)   such agreement shall only apply to the first Registration Statement covering Common Stock to be sold by the Company to the public in an underwritten offering; and

        (b)   all officers and directors of the Company and all holders of more than 1% (on an as converted basis) of the Company's Common Stock enter into the same agreements.

        In the event that any such officer, director or one-percent holder is released from the restrictions set forth in such agreement prior to the expiration of such 180-day period, then each Stockholder shall also be released at such earlier time.

        2.9    Additional Requirements.    After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company, subject to the applicable limitations described below, agrees to:

        (a)   comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

        (b)   use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

        (c)   furnish to any holder of Registrable Stock upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration;

        (d)   take such action as is necessary to enable the holders of Registrable Stock to utilize Form S-3 for the sale of such stock, such action to be taken as soon as practicable after the Company otherwise becomes eligible to file such Form S-3 under the Securities Act; and

        (e)   at any time, at the request of any holder of Registrable Stock, make available to such holder and to any prospective transferee of such Registrable Stock the information concerning the Company described in Rule 144A(d)(4) under the Securities Act.

        2.10    Future Registration Rights.    The Company shall not grant future purchasers of the Company's securities registration rights without the prior written consent of the holders of at least 66 2/3% of the holders of the Registrable Stock.

3.
RIGHT OF FIRST REFUSAL

        3.1   Right of First Refusal

        (a)   The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of any class of its Preferred Stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Agreement. The Company shall deliver to each Investor a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Investor such portion of the Offered Securities as the aggregate number of shares of Common Stock (calculated on an as if converted basis) then held by such Investor bears to the total number of shares of Common Stock (calculated on an as if converted basis) then held by all Investors (the "Pro Rata Share"). Each Investor shall have the right, for a period of thirty (30) days following delivery of the Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its term shall remain open and irrevocable for such 30-day period.

        (b)   To accept an Offer, in whole or in part, an Investor must deliver a written notice to the Company prior to the end of the 30-day period of the Offer, setting forth the portion of the Investor's Pro Rata Share that such Investor elects to purchase (the "Notice of Acceptance").

        (c)   The Company shall have ninety (90) days from the expiration of the period set forth in Section 3.1(a) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the "Remaining Securities"), but only upon terms and conditions which are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

        (d)   In the event the Company shall propose to sell less than all the Remaining Securities (any such sale to be in the manner and on the terms specified in Section 3.1(c) above), then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 3.1(b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Investors pursuant to Section 3.1(b) above prior to such reduction) and (ii) the denominator of which shall be the amount of all Offered Securities that the Company originally proposed to issue, sell or exchange. In the event that any Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investors in accordance with Section 3.1(a) above.

        (e)   Upon the closing of the issuance, sale or exchange of all or less than all of the Remaining Securities, the Investors shall acquire from the Company, and the Company shall issue to the Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) above if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investors and their respective counsel.

        (f)    Any Offered Securities not acquired by the Investors or other persons in accordance with Section 3.1(c) above may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Agreement.

        (g)   The rights of the Investors under this Section 3 shall not apply to:

        (1)   Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of Common Stock;

        (2)   Common Stock issued upon conversion of outstanding Stock;

        (3)   Common Stock or options therefor (including options for Common Stock currently outstanding) issued or issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to the Company's stock purchase or option plans in place on the date hereof and in an aggregate amount not to exceed 3,300,000 shares of Common Stock;

        (4)   Common Stock offered by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company to the public;

        (5)   capital stock issued in connection with an acquisition approved by all of the directors elected by holders of the Stock of the assets or stock of another company so long as no beneficial holder of the acquired entity is, at the time of acquisition, a stockholder, officer or director of the Company or any of its subsidiaries or an affiliate of any such person; and

        (6)   Common Stock, in a number of shares not to exceed an aggregate of 450,000 shares, issued or issuable in connection with transactions that are primarily for purposes other than raising equity financing approved by all of the non-employee members of the Board of Directors primarily for the purpose of (i) joint ventures, technology licensing or research and development activities,

(ii) distribution or manufacture of the corporation's products or services or (iii) any other transactions involving corporate partners; and

        (7)   Common Stock, in a number of shares not to exceed an aggregate of 450,000 shares, issued or issuable to equipment lessors, financial institutions or similar entities in transactions approved by all of the non-employee members of the Board of Directors that are primarily for purposes other than raising equity financing.

        3.2    Termination.    This Section 3 shall terminate upon the earliest of the following events:

        (a)   Any (i) merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all the assets of the Company or (iii) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing at least 50% of the voting power of the voting securities of the Company; or

        (b)   Upon the closing of the Company's first public offering of Common Stock which meets all of the following requirements: (a) proceeds (net of underwriting discounts and commissions) to the Company of at least $50,000,000 and (b) a price per share of at least $8.00 (as adjusted for stock splits, stock dividends, recapilizations and similar events) (clauses (a) and (b) shall be referred to herein as a "Qualified IPO").

4.
COVENANTS OF THE COMPANY

        4.1    Inspection.    The Company shall permit each Qualified Investor or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested. For the purposes of this Section 4, a "Qualified Investor" shall be any Investor which, by itself or together with any entity or entities controlled or managed by, or under common control or management with, or affiliated with, such Investor, holds securities of the Company with an aggregate initial issuance price of at least $500,000.

        4.2   Financial Statements and Other Information.

        (a)   The Company shall deliver to each Qualified Investor:

        (1)   No later than 30 days prior to the beginning of each fiscal year, a yearly operating plan, including a balance sheet, cash flow statement and income statement;

        (2)   within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year, and audited statements of income, stockholders' equity and of cash flows of the Company for such year, certified by a "big 5" firm of certified public accountants selected by the Company, and prepared in accordance with generally accepted accounting principles;

        (3)   within 30 days after the end of each fiscal month of the Company, an unaudited balance sheet of the Company as at the end of such fiscal month, and unaudited statements of income and of cash flows of the Company for such fiscal month and for the current fiscal year to the end of such fiscal month and containing a comparison to monthly and year-to-date budgets prepared in accordance with GAAP (other than accompanying notes and year-end adjustments); and

        (4)   with reasonable promptness, such other notices, information and data with respect to the Company as the Company delivers to the holders of its Common Stock, and such other information and data as a Qualified Investor may from time to time reasonably request.

        (b)   The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries.

        4.3    Future Information and Registration Rights.    The Company shall not grant future purchasers of the Company's securities information and registration rights without the prior written consent of the holders of at least 66 2/3% of the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, voting together as a single class.

        4.4   Operation of Business.

        (a)   The Company and Immunivest Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Immunivest"), shall not incur additional indebtedness in an amount in excess of $100,000 without the prior written consent of 66 2/3% of the holders of Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, voting together as a single class.

        (b)   The Company and Immunivest shall maintain at all times (i) its properties in good condition and (ii) a minimum of $1,000,000 of insurance on its properties.

        (c)   The Company and Immunivest shall pay all federal, state and local taxes as they come due and comply with all federal, state and local laws.

        (d)   The Company shall not enter into transactions with its affiliates other than (i) transactions with its wholly-owned subsidiaries, or (ii) employment agreements with senior management that are approved by the Board of Directors, unless the Company has received prior written consent of the holders of 66 2/3% of the outstanding Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, voting together as a single class.

        (e)   Each of the Company and Immunivest shall use its best and reasonable efforts to maintain its rights to its Intellectual Property (as defined in the Series F Purchase Agreement).

        (f)    The Company and Immunivest shall not enter into any investments in excess of $100,000 without the prior written consent of 66 2/3% of the holders of Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, voting together as a single class.

        (g)   Neither the Company nor Immunivest shall create any new subsidiary without the prior written consent of 66 2/3% of the holders of Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, voting together as a single class.

        (h)   The Company shall maintain key man life insurance for Edward L. Erickson and Leon WMM Terstappen, each in an amount of at least $1,000,000.

        4.5    Material Changes and Litigation.    The Company shall promptly notify the Investors of any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation brought or, to the best of the Company's knowledge, threatened against the Company, officer, director, key employee or principal Stockholder of the Company materially adversely affecting or which, if adversely determined, would materially adversely affect its business, prospects, assets or condition, financial or otherwise.

        4.6    Nondisclosure Agreements.    The Company shall require all employees and consultants now or hereafter employed or engaged by the Company who have access to confidential and proprietary information of the Company to enter into Nondisclosure and Assignment of Inventions Agreements in such form as may be approved by the Board of Directors of the Company.

        4.7    Reservation of Common Stock.    The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of all of the outstanding Stock.

        4.8    Additional Issuances.    The Company shall not issue any additional shares of Preferred Stock that are undesignated pursuant to the Certificate of Incorporation without the consent of at least a majority of the members of the Company's Board of Directors (such majority to include two of the directors designated by the Investors), except as contemplated by the Series F Purchase Agreement.

        4.9    Use of Proceeds.    The net proceeds from the sale of the Series F Preferred Stock will be used to provide funds to support research and product development, hire additional staff, and finance working capital and other general corporate purposes consistent with financial budgets approved from time to time by the Board of Directors.

        4.10    Technical Advisory Board.    The Company will form a Technical Advisory Board of not less than five members. The composition of the Technical Advisory Board will be determined by the Board of Directors, provided that at least one member of the Technical Advisory Board shall be appointed by Investors. The Technical Advisory Board shall meet at least twice a year.

        4.11    Termination of Covenants.    The covenants of the Company contained in Sections 4.1 through 4.10 shall terminate, and be of no further force or effect, upon the closing a Qualified IPO.

5.
TRANSFER OF STOCK

        5.1    Restricted Stock.    "Restricted Stock" means (i) the Stock, (ii) the Common Stock issued or issuable upon conversion of the Stock, (iii) any shares of capital stock of the Company acquired by the Investors pursuant to this Agreement, and (iv) any other shares of capital stock of the Company issued in respect of the foregoing (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that any Common Stock which is Restricted Stock shall cease to be Restricted Stock (i) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act, or (ii) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

        5.2    Requirements for Transfer.

        (a)   Restricted Stock shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

        (b)   Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by an Investor to his spouse or children or to a trust established for the benefit of his spouse, children or himself, if the transferee agrees in writing to be subject to the terms of this Section 5 to the same extent as if he were an original Investor hereunder, (ii) a transfer by an Investor which is a trust to the beneficiary of such trust, (iii) a transfer by an Investor to partners, limited partners, members, employees and affiliates of such Investor, if the transferee agrees in writing to be subject to the terms of this Section 5 to the same extent as if he were an original Investor hereunder, (iv) a transfer by an Investor under his will, if the transferee agrees in writing to be subject to the terms of this Section 5 to the same extent as if he were an original Investor hereunder, or (v) a transfer made in accordance with Rule 144 under the Securities Act.

        5.3    Legend.    Each certificate representing Restricted Stock shall bear a legend substantially in the following form:

  "The stock represented by this certificate has not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such stock is registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Restricted Stock, at the request of the holder thereof, at such time as they are not "Restricted Stock."

        5.4    Rule 144A Information.    The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of any Investor, provide in writing to such Investor and to any prospective transferee of any Restricted Stock of such Investor the information concerning the Company described in Rule 144A(d)(4) under the Securities Act ("Rule 144A Information"). The Company also shall, upon the written request of any Investor, cooperate with and assist such Investor or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Restricted Stock for trading through PORTAL. The Company's obligations under this Section 5.4 shall at all times be contingent upon receipt from the prospective transferee of Restricted Stock of a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than persons who will assist such transferee in evaluating the purchase of any Restricted Stock.

6.
GENERAL

        6.1    Transfer of Rights.    This Agreement, and the rights and obligations of each Investor hereunder, may be assigned by such Investor (i) to any person or entity, or (ii) any partner, member or stockholder of such Investor, provided that entities under clauses (i) and (ii) hereof shall not be a competitor of the Company and any such transferee shall be deemed an "Investor" for purposes of this Agreement. The transferor shall first provide written notice of such assignment to the Company.

        6.2    Notices.    All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two (2) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one (1) business day after being sent via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

    If to the Company:

    Immunicon Corporation
    3401 Masons Mill Road
    Suite 100
    Huntingdon Valley, PA 19006
    Attention: President

                or at such other address or addresses as may have been furnished in writing by the Company to the Investors with a copy to:

    Morgan, Lewis & Bockius LLP
    1701 Market Street
    Philadelphia, PA 19103
    Attention: Stephen A. Jannetta, Esq.

        If to a Stockholder, at his or its address set forth on Schedule A, or at such other address or addresses as may have been furnished to the Company in writing by such Stockholder with a copy to:

    LeBoeuf, Lamb, Greene & MacRae, L.L.P.
    225 Asylum Street
    Goodwin Square
    Hartford, CT 06103
    Attention: J. Dormer Stephen, Esq.

                and, in the case of any notice to Burrill Biotechnology Capital Fund, L.P. or Burrill Diagnostics Capital Fund, L.P. with an additional copy to:

    Heller, Ehrman, White & McAuliffe
    275 Middlefield Road
    Menlo Park, CA 94025
    Attention: Richard A. Peers, Esq.

                and, in the case of any notice to Johnson & Johnson Development Corporation, with an additional copy to:

    Johnson & Johnson
    Office of General Counsel
    One Johnson & Johnson Plaza
    New Brunswick, NJ 08933
    Attention: Eric Jung

                and, in the case of any notice to Wheatley Partners III, L.P., Wheatley Associates III, L.P., Wheatley Foreign Partners III, L.P. or Wheatley MedTech Partners, L.P. with an additional copy to:

    Wheatley Partners
    825 Third Avenue, 32d Floor
    New York, NY 10022
    Attention: Lawrence Wagenberg

Any party may give notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

        6.3    Entire Agreement.    This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

        6.4    Amendments and Waivers.    Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 66 2/3% of the Registrable Stock; provided, that in no event will any amendment or waiver that would affect the rights of any Investor or group of Investors in a manner that is disproportionate and disadvantageous to such Investor or group of Investors be effective without the prior written consent of such Investor or group of Investors. Notwithstanding the foregoing sentence, in the event the Company shall sell additional shares of Series F Preferred Stock pursuant to the Series F Purchase Agreement after the date hereof, any purchaser of such shares shall be deemed to be an Investor with all of the rights and obligations of an Investor under this Agreement; provided, however, that as a condition thereto such Investors shall execute a counterpart signature page to this Agreement. The Company reserves the right to revise Schedule A hereto to reflect the joinder of any such Investors to this Agreement. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

        6.5    Specific Performance.    In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

        6.6    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto.

        6.7    Section Headings.    The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

        6.8    Pronouns.    Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

        6.9    Severability.    The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        6.10    Governing Law.    This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania (without reference to the conflicts of law provisions thereof).

[Signature Pages Follow]

        IN WITNESS WHEREOF, this Second Amended and Restated Investor Rights Agreement has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	/s/ EDWARD L. ERICKSON Edward L. Erickson, Chief Executive Officer
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	/s/ G. STEVEN BURRILL G. Steven Burrill, Chief Executive Officer
Burrill Diagnostics Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	/s/ G. STEVEN BURRILL G. Steven Burrill, Chief Executive Officer
Wheatley Partners III, L.P.
By:	Wheatley Partners III LLC, its general partner
By:	/s/ JONATHAN LIEBER Name: Jonathan Lieber Title: Vice President

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

Wheatley Associates III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/s/ JONATHAN LIEBER Name: Jonathan Lieber Title: VP
Wheatley Foreign Partners III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/s/ JONATHAN LIEBER Name: Jonathan Lieber Title: VP
Wheatley MedTech Partners, L.P.
By:	Wheatley MedTech Partners, LLC, its general partner
By:	/s/ DAVID R. DANTZKER David R. Dantzker, M.D. VP
LHC Corporation
By:	/s/ BRIAN J. GEIGER Name: Brian J. Geiger Title: EVP

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

MDS Life Sciences Technology Fund Limited Partnership
By:	MDS Life Sciences Technology Fund (GP) Inc., its general partner
By:	/s/ Name: Title:
MDS Life Sciences Technology Fund USA, L.P.
By:	MDS Capital USA (GP) Inc., its general partner
By:	/s/ THOMAS E. WILLETT Name: Thomas E. Willett Title: Director
MDS Life Sciences Technology Barbados Investment Trust
By:	/s/ BEN L. ARRINDELL Name: Ben L. Arrindell Title: Trustee
SC Biotechnology Development Fund LP
By:	SC (GP) Inc.
By:	/s/ WILLIAM WALMSLEY Name: William Walmsley Title: For and on behalf of Cardinal Investments Ltd. acting as Director of SC (GP) Inc. General Partner of SC Biotechnology Development Fund L.P.
By:	/s/ ALAN MILGATE Name: Alan Milgate Title: For and on behalf of Cardinal Investments Ltd. acting as Director of SC (GP) Inc. General Partner of SC Biotechnology Development Fund L.P.

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

TL Ventures III L.P.
By:	TL Ventures III Management L.P., its general partner
By:	TL Venture III LLC, its general partner
By:	/s/ CHRISTOPHER MOLLER Name: Christopher Moller Title: Managing Director
TL Ventures III Offshore L.P.
By:	TL Ventures III Offshore Partners L.P., its general partner
By:	TL Ventures III Offshore Ltd., its general partner
By:	/s/ CHRISTOPHER MOLLER Name: Christopher Moller Title: Managing Director
TL Ventures III Interfund L.P.
By:	TL Ventures III LLC, its general partner
By:	/s/ CHRISTOPHER MOLLER Name: Christopher Moller Title: Managing Director
Canaan Equity, L.P.
By:	Canaan Equity Partners, L.L.C.
By:	/s/ Name: Title:

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

Canaan Equity II L.P.
By:	Canaan Equity Partners II, LLC
By:	/s/ Name: Title:
Canaan Equity II L.P. (QP)
By:	Canaan Equity Partners II LLC
By:	/s/ Name: Title: Member/Manager
Canaan Equity II Entrepreneurs LLC
By:	Canaan Equity Partners II LLC
By:	/s/ Name: Title: Member/Manager
/s/ SETH A. RUDNICK Seth A. Rudnick, M.D.
MedCapital Investments, LLC
By:	MedCapital, LLC
By:	/s/ JAN ROCK Jan Rock, Administrative Member
Foundation Medical Partners, L.P.
By:	Foundation Medical Managers, LLC
By:	/s/ JONATHAN COOL Jonathan Cool, Manager

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

Johnson & Johnson Development Corporation
By:	/s/ TING PAU OEI Ting Pau Oei Vice President
Anthem Capital, L.P.
By:	Anthem Capital Partners, L.P., its general partner
By:	Anthem Capital Partners, Inc., its general partner
By:	/s/ Name: Title: General Partner
Cleveland Clinic Foundation
By:	/s/ Name: Title:
EquityFourLife (Bahamas) Ltd.
By:	/s/ Name: Title:
/s/ ROBERT F. JOHNSTON Robert F. Johnston
/s/ ZOLA P. HOROWITZ Zola P. Horowitz, Ph.D.
Edward L. Erickson and Helen Masten-Erickson, as joint tenants by the entireties
By:	/s/ EDWARD L. ERICKSON Edward L. Erickson
By:	/s/ HELEN MASTEN-ERICKSON Helen Masten-Erickson

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

Schedule A

Investors

Burrill Biotechnology Capital Fund, L.P.
c/o Burrill & Company LLC
One Embarcadero Center, Suite 2700
San Francisco, CA 94111

Burrill Diagnostics Capital Fund, L.P.
c/o Burrill & Company LLC
One Embarcadero Center, Suite 2700
San Francisco, CA 94111

Wheatley Partners III, L.P.
80 Buttermill Road, Suite 311
Great Neck, NY 11021

Wheatley Associates III, L.P.
80 Cuttermill Road, Suite 311
Great Neck, NY 11021

Wheatley Foreign Partners III, L.P.
80 Buttermill Road, Suite 311
Great Neck, NY 11021

Wheatley MedTech Partners, L.P.
80 Buttermill Road, Suite 311
Great Neck, NY 11021

LHC Corporation
Suite 14
Silverside Carr Executive Center
501 Silverside Road
Wilmington, DE 19809-1375

MDS Life Sciences Technology Fund Limited
Partnership
100 International Boulevard
Toronto, Ontario
CANADA, M9W 6J6

MDS Life Sciences Technology Fund USA, L.P.
2 Research Way
Princeton, NJ 08540

MDS Life Sciences Technology Barbados
Investment Trust
PO Box 261
Bush Hill, Bay Street
Bridgetown, BARBADOS, W.I.

SC Biotechnology Development Fund LP
One Capital Place
P.O. Box 1787, GT Grand Cayman
CAYMAN ISLANDS

TL Ventures III L.P.
c/o TL Ventures LLC
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087-1945

TL Ventures III Offshore L.P.
c/o Trident Trust Company (Cayman) Limited
PO Box 847
One Capital Place, Fourth Floor
Grand Cayman, CAYMAN ISLANDS

TL Ventures III Interfund L.P.
c/o TL Ventures LLC
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087-1945

Canaan Equity, L.P.
c/o Canaan Partners
105 Rowayton Avenue
Rowayton, CT 06853

Canaan Equity II L.P.
c/o Canaan Partners
105 Rowayton Avenue
Rowayton, CT 06853

Canaan Equity II L.P. (QP)
c/o Canaan Partners
105 Rowayton Avenue
Rowayton, CT 06853

Canaan Equity II Entrepreneurs LLC
c/o Canaan Partners
105 Rowayton Avenue
Rowayton, CT 06853

Seth A. Rudnick, M.D.
74005 Harvey
Chapel Hill, NJ 27514

MedCapital Investments, LLC
89 Headquarters Plaza North, Suite 1216
Morristown, N.J. 07960

Foundation Medical Partners, L.P.
105 Rowayton Avenue
Rowayton, CT 06853

Johnson & Johnson Development Corporation
One Johnson & Johnson Plaza
New Brunswick, NJ 08933

Anthem Capital, L.P.
16 South Calvert Street, Suite 800
Baltimore, MD 21202

Cleveland Clinic Foundation
9500 Euclid Avenue, F-25
Cleveland, OH 44195

EquityFourLife (Bahamas) Ltd.
Ansbacher House
Bank Lane
P.O. Box N-7768
Nassau, Bahamas

Robert F. Johnston
181 Cherry Valley Road
Princeton, NJ 08540

Zola P. Horowitz, Ph.D.
30 Phillip Drive
Princeton, NJ 08540

Edward L. Erickson and Helen Masten-Erickson
Immunicon Corporation
3401 Masons Mill Road, Suite 100
Huntington Valley, PA 19006-3574

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SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT